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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 14, 2002





            AMERICAN EXPRESS                  AMERICAN EXPRESS RECEIVABLES
             CENTURION BANK                     FINANCING CORPORATION II




      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


           Utah                 11-2869526       333-76238-02                   Delaware              13-3854638        333-76238-01
     (State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                                   Incorporation or            Number)
      Organization)                                                          Organization)
                    6985 UnionPark Center                                                       40 Wall Street
                     Midvale, Utah 84047                                                      Mail Stop 10-19-06
                       (801) 565-5000                                                      New York, New York 10005
                                                                                                (917) 639-8396

                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)
                             N/A                                                                     N/A
(Former Name or Former Address, if Changed Since Last Report)          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On March 14, 2002, the Registrant acquired approximately
                  $2.7 billion of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to the Assignment No. 9 of Receivables in Additional Accounts, dated as of March 14, 2002, between the Originators and The Bank of New York, as Trustee of the Registrant. The Assignment No. 9 in Additional Accounts is attached hereto as Exhibits 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibits.


Exhibit 99.01 Assignment No. 9 of Receivables in Additional Accounts, dated as of March 14, 2002, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                          By:      /s/ Maureen A. Ryan
                                              ---------------------------------
                                             Name:  Maureen A. Ryan
                                             Title: Assistant Treasurer

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Receivables Financing
                                            Corporation II
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                          By:      /s/ Leslie R. Scharfstein
                                              ---------------------------------
                                             Name:  Leslie R. Scharfstein
                                             Title: President

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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Assignment No. 9 of Receivables in Additional Accounts, dated as of March 14, 2002, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.